Exhibit 99

                                First Banks, Inc.
                               St. Louis, Missouri

Contacts:  Terrance M. McCarthy                   Lisa K. Vansickle
           President and                          Senior Vice President and
           Chief Executive Officer                Chief Financial Officer
           First Banks, Inc.                      First Banks, Inc.
           (314) 854-5404                         (314) 592-5000


Traded:    NYSE
Symbol:    FBSPrA - (First Preferred Capital Trust IV,  an  affiliated trust  of
                     First Banks, Inc.)

FOR IMMEDIATE RELEASE:

      First Banks, Inc. Announces New Director of Operations and Technology

         St. Louis, Missouri, May 12, 2009. First Banks, Inc. ("First Banks" or the "Company") is pleased to announce the appointment of Ms. Mary P. Sherrill as Executive Vice President and Director of Operations and Technology of First Banks, effective May 18, 2009.

         Ms. Sherrill will be rejoining First Banks to assume responsibility for bank-related operations and technology throughout the Company. In this capacity, Ms. Sherrill will oversee Deposit and Loan Operations, as well as all of the functional areas of Information Systems and Technology. Prior to her early retirement in April 2008, Ms. Sherrill served as Executive Vice President and Director of Operations of First Banks and Director of First Bank since April 2003.

         Terrance M. McCarthy, President and Chief Executive Officer of First Banks, said, "Mary was extremely successful in leading the operations areas of the Company prior to her early retirement. We look forward to Mary's return to First Banks and are confident of a smooth transition in leadership."

         Mr. Russell L. Goldammer resigned his positions as Executive Vice President and Chief Information Officer of First Banks, Inc. and Director of First Bank on May 6, 2009. Mr. Goldammer had been employed by First Banks since November 2004.

         First Banks had assets of $10.26 billion at March 31, 2009 and currently operates 215 branch banking offices in California, Florida, Illinois, Missouri and Texas. Through its subsidiary bank, First Bank, the Company offers a broad range of financial products and services to consumers, businesses and institutions. Visit First Banks on the web at www.firstbanks.com.


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This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about First Banks' plans, objectives, estimates or projections with respect to our future financial condition, expected or anticipated revenues with respect to our results of operations and our business, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of First Banks' management and are subject to significant risks and uncertainties which may cause actual results to differ materially from those contemplated in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:
increased  competition  and   its  effect  on   pricing,  spending,  third-party
relationships and revenues; changes in interest rates and overall economic conditions; and the risk of new and changing regulation. Additional factors which may cause First Banks' results to differ materially from those described in the forward-looking statements may be found in First Banks' Annual Report on Form 10-K, as filed with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). The forward-looking
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statements in this press release speak only as of the date of the press release, and First Banks does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.